Acquisitions (Details 2) (USD $) In Millions, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 27, 2013 Bluemile, Inc.
Preliminary purchase price and fair value of assets acquired and liabilities assumed
Working capital acquired					$ 0.5
Plant, property and equipment					10.8
Goodwill	496.5	496.5	492.0	12.9	4.5
Intangible assets subject to amortization					5.0
Unearned service revenue					(0.8)
Fair value of assets acquired, net of liabilities assumed					$ 20.0